UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Investment Portfolios,

Core Value Portfolio

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
30	Proxy Results
31	Information About the Renewal of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Core Value Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average.An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus Investment Portfolios, Core Value Portfolio’s Initial shares produced a total return of 18.34%, and its Service shares returned 18.02%.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index, produced a total return of 17.51% for the same period.2

Despite periodic bouts of heightened volatility, stocks generally advanced during 2012 as global and domestic economic conditions improved. The fund produced higher returns than its benchmark, mainly due to the success of our stock selection strategy in the energy, utilities and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective.To pursue its goals, the fund normally invests at least 80% of its net assets in stocks of large-cap value companies.When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends.A three-step value screening process is used to select stocks based on value, sound business fundamentals and positive business momentum.

Improving Macroeconomic Conditions Fueled Market Gains

Several positive macroeconomic developments drove stocks higher in 2012. During the first quarter of the year, investor sentiment was buoyed by strong corporate earnings reports, domestic employment gains, and a quantitative easing program in Europe that forestalled a more severe regional banking crisis. However, investor sentiment turned more cautious during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered political resistance.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. stocks generally rebounded over the summer, reaching new highs for the year by September amid more encouraging economic news, including sharp declines in the unemployment rate.The market lost ground again in November when a contentious debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and signs of an improving U.S. housing market enabled stocks to resume their rally, and the Russell 1000 Value Index ended the year with double-digit gains. In this environment, value-oriented stocks produced higher returns, on average, than their more growth-oriented counterparts.

Strong Stock Selections Drove Fund Results Higher

The fund’s strong relative performance during 2012 was the result of our disciplined investment process as investors paid greater attention to valuations and business fundamentals, and less to macroeconomic developments, in a recovering economy. The fund’s advance was led by the energy sector, where favorable security selections included refiners and exploration-and-production companies. For example, refiner Valero Energy unlocked value through various working capital initiatives, and EOG Resources advanced due to lower costs and strong oil and gas reserves. Conversely, the fund successfully avoided weakness among large, integrated energy producers with muted growth prospects and stretched valuations.

Among consumer discretionary stocks, a number of homebuilders saw their stock prices climb along with U.S. housing market activity, and overweighted exposure to media companies enabled the fund to reap the benefits of increased advertising spending and shareholder-friendly corporate actions. Finally, the fund benefited from an underweighted position in the weaker performing utilities sector, where few companies met our growth and valuation criteria.

The fund achieved less robust results in the information technology and financials sectors. In the technology area, videogame maker Electronic Arts was hurt by a disappointing product launch and changes in the industry’s distribution model. In the financials sector, insurer Genworth Financial disappointed investors when it proved unable to spin off its Australian business, and the fund did not own Bank of America and some of the other large, diversified financial institutions that led the market segment higher.

4

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data, which we believe could help drive further stock market gains. Interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more constructively through mergers and acquisitions, capital investments, share buyback programs and higher dividends as business conditions improve.

We have prepared for a more constructive investment environment through changes to the fund’s composition.We have increased the fund’s exposure to attractively valued health care companies with robust research-and-development programs, as well as to financial services companies with strong balance sheets and positive cash flows. In addition, we recently have found opportunities across a variety of industry groups among companies that tend to be more sensitive to a recovering economy. On the other hand, we reduced the fund’s exposure to consumer discretionary companies as their valuations increased, and we have pared back the fund’s overweighted position in the information technology sector.

January 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through February 28, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

Years Ended 12/31

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and Service shares and the Russell 1000 Value Index

Average Annual Total Returns as of 12/31/12
	1	Year	5 Years	10 Years
Initial shares	18.34%		–0.90%	6.08%
Service shares	18.02%		–1.09%	5.89%
Russell 1000 Value Index	17.51%		0.59%	7.38%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Value Portfolio on 12/31/02 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”)
on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.27	$5.60
Ending value (after expenses)	$1,124.40	$1,122.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.06	$5.33
Ending value (after expenses)	$1,021.11	$1,019.86

† Expenses are equal to the fund’s annualized expense ratio of .80% for Initial Shares and 1.05% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—99.9%	Shares		Value ($)
Automobiles & Components—2.1%
Delphi Automotive	4,810	[a]	183,983
General Motors	4,671	[a]	134,665
Johnson Controls	9,930		304,851
			623,499
Banks—7.3%
Comerica	8,560		259,710
Fifth Third Bancorp	13,700		208,103
PNC Financial Services Group	4,240		247,234
SunTrust Banks	5,020		142,317
U.S. Bancorp	11,150		356,131
Wells Fargo & Co.	26,510		906,112
			2,119,607
Capital Goods—7.3%
Cummins	4,060		439,901
Eaton	7,300		395,660
General Electric	40,830		857,022
Honeywell International	6,950		441,117
			2,133,700
Consumer Durables & Apparel—2.3%
Newell Rubbermaid	19,060		424,466
PVH	1,510		167,625
Toll Brothers	2,240	[a]	72,419
			664,510
Consumer Services—1.6%
Carnival	12,470		458,522
Diversified Financials—13.9%
Ameriprise Financial	5,790		362,628
Bank of America	38,530		446,948
Capital One Financial	5,260		304,712
Citigroup	15,786		624,494
Discover Financial Services	3,580		138,009
Franklin Resources	1,470		184,779
Goldman Sachs Group	3,140		400,538
Invesco	5,660		147,669
JPMorgan Chase & Co.	18,120		796,736

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
Moody’s	8,620		433,758
TD Ameritrade Holding	11,980		201,384
			4,041,655
Energy—12.4%
Anadarko Petroleum	2,674		198,705
Cameron International	10,550	[a]	595,653
EOG Resources	4,761		575,081
Hess	5,280		279,629
Marathon Petroleum	2,300		144,900
Occidental Petroleum	10,260		786,019
Phillips 66	4,600		244,260
Schlumberger	2,050		142,045
Valero Energy	19,350		660,222
			3,626,514
Exchange-Traded Funds—.5%
iShares Russell 1000 Value Index Fund	2,010		146,368
Food & Staples Retailing—1.0%
CVS Caremark	6,030		291,551
Food, Beverage & Tobacco—5.7%
Coca-Cola Enterprises	9,080		288,108
ConAgra Foods	16,630		490,585
Dean Foods	11,170	[a]	184,417
Kraft Foods Group	6,113		277,958
Mondelez International, Cl. A	5,520		140,594
PepsiCo	4,050		277,142
			1,658,804
Health Care Equipment & Services—3.6%
Baxter International	5,520		367,963
Cigna	4,780		255,539
Humana	2,160		148,241
McKesson	2,870		278,275
			1,050,018

10

Common Stocks (continued)	Shares		Value ($)
Insurance—6.6%
American International Group	8,640	[a]	304,992
Aon	4,920		273,552
Chubb	5,020		378,106
Marsh & McLennan	11,670		402,265
MetLife	10,550		347,517
Prudential Financial	4,250		226,653
			1,933,085
Materials—4.1%
Celanese, Ser. A	3,360		149,621
Eastman Chemical	2,400		163,320
International Paper	8,010		319,118
LyondellBasell Industries, Cl. A	5,210		297,439
Mosaic	2,220		125,719
Packaging Corp. of America	4,030		155,034
			1,210,251
Media—6.6%
News, Cl. A	14,430		368,542
Omnicom Group	5,340		266,786
Time Warner	9,823		469,834
Viacom, Cl. B	6,900		363,906
Walt Disney	9,000		448,110
			1,917,178
Pharmaceuticals, Biotech &
Life Sciences—10.3%
Eli Lilly & Co.	4,750		234,270
Johnson & Johnson	8,230		576,923
Merck & Co.	12,460		510,112
Mylan	10,430	[a]	286,616
Pfizer	49,640		1,244,971
Thermo Fisher Scientific	2,490		158,812
			3,011,704

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing—2.0%
American Eagle Outfitters	7,840		160,798
Lowe’s	4,280		152,026
Macy’s	7,050		275,091
			587,915
Semiconductors & Semiconductor
Equipment—1.8%
Texas Instruments	16,660		515,460
Software & Services—2.3%
Google, Cl. A	193	[a]	136,909
Oracle	16,150		538,118
			675,027
Technology Hardware &
Equipment—6.5%
Cisco Systems	29,830		586,160
Corning	11,420		144,120
EMC	11,510	[a]	291,203
QUALCOMM	9,380		581,748
SanDisk	7,070	[a]	307,969
			1,911,200
Transportation—1.3%
FedEx	4,220		387,058
Utilities—.7%
NRG Energy	9,040		207,830
Total Common Stocks
(cost $26,781,584)			29,171,456

12

Other Investment—.1%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $22,041)			22,041 [b]	22,041

Total Investments (cost $26,803,625)			100.0%	29,193,497

Liabilities, Less Cash and Receivables			(.0%)	(3,929)

Net Assets			100.0%	29,189,568

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)				Value (%)
Diversified Financials		13.9	Software & Services	2.3
Energy		12.4	Automobiles & Components	2.1
Pharmaceuticals,			Retailing	2.0
Biotech & Life Sciences		10.3	Semiconductors &
Banks		7.3	Semiconductor Equipment	1.8
Capital Goods		7.3	Consumer Services	1.6
Insurance		6.6	Transportation	1.3
Media		6.6	Food & Staples Retailing	1.0
Technology Hardware & Equipment		6.5	Utilities	.7
Food, Beverage & Tobacco		5.7	Exchange-Traded Funds	.5
Materials		4.1	Money Market Investment	.1
Health Care Equipment & Services		3.6
Consumer Durables & Apparel		2.3		100.0

†	Based on net assets.
See notes to financial statements.

TheFund 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	26,781,584	29,171,456
Affiliated issuers	22,041	22,041
Dividends receivable		35,250
Prepaid expenses		2,473
		29,231,220
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		24,697
Payable for shares of Beneficial Interest redeemed		4,904
Accrued expenses		12,051
		41,652
Net Assets ($)		29,189,568
Composition of Net Assets ($):
Paid-in capital		29,110,706
Accumulated undistributed investment income—net		380,861
Accumulated net realized gain (loss) on investments		(2,691,871)
Accumulated net unrealized appreciation
(depreciation) on investments		2,389,872
Net Assets ($)		29,189,568

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	16,630,044	12,559,524
Shares Outstanding	1,164,372	875,557
Net Asset Value Per Share ($)	14.28	14.34

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $2,712 foreign taxes withheld at source):
Unaffiliated issuers	643,899
Affiliated issuers	67
Income from securities lending—Note 1(b)	1,568
Total Income	645,534
Expenses:
Management fee—Note 3(a)	217,335
Professional fees	47,366
Distribution fees—Note 3(b)	31,909
Custodian fees—Note 3(b)	15,578
Prospectus and shareholders’ reports	4,499
Trustees’ fees and expenses—Note 3(c)	810
Loan commitment fees—Note 2	350
Shareholder servicing costs—Note 3(b)	274
Registration fees	60
Miscellaneous	16,620
Total Expenses	334,801
Less—reduction in expenses due to undertaking—Note 3(a)	(70,717)
Less—reduction in expenses due to earnings credits—Note 3(b)	(1)
Net Expenses	264,083
Investment Income—Net	381,451
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,020,429
Net unrealized appreciation (depreciation) on investments	2,463,375
Net Realized and Unrealized Gain (Loss) on Investments	4,483,804
Net Increase in Net Assets Resulting from Operations	4,865,255

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	381,451	232,462
Net realized gain (loss) on investments	2,020,429	3,570,985
Net unrealized appreciation
(depreciation) on investments	2,463,375	(5,696,611)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,865,255	(1,893,164)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(143,742)	(193,154)
Service Shares	(88,830)	(134,893)
Total Dividends	(232,572)	(328,047)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	486,142	1,316,103
Service Shares	76,265	362,137
Dividends reinvested:
Initial Shares	143,742	193,154
Service Shares	88,830	134,893
Cost of shares redeemed:
Initial Shares	(2,008,811)	(2,558,345)
Service Shares	(2,525,417)	(3,423,010)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,739,249)	(3,975,068)
Total Increase (Decrease) in Net Assets	893,434	(6,196,279)
Net Assets ($):
Beginning of Period	28,296,134	34,492,413
End of Period	29,189,568	28,296,134
Undistributed investment income—net	380,861	231,982

16

	Year Ended December 31,
	2012	2011
Capital Share Transactions:
Initial Shares
Shares sold	37,135	98,630
Shares issued for dividends reinvested	10,671	14,244
Shares redeemed	(150,993)	(197,658)
Net Increase (Decrease) in Shares Outstanding	(103,187)	(84,784)
Service Shares
Shares sold	5,756	28,578
Shares issued for dividends reinvested	6,551	9,882
Shares redeemed	(189,915)	(268,071)
Net Increase (Decrease) in Shares Outstanding	(177,608)	(229,611)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.17	13.06	11.70	10.24	18.37
Investment Operations:
Investment income—net[a]	.19	.11	.13	.15	.25
Net realized and unrealized
gain (loss) on investments	2.04	(.85)	1.40	1.61	(6.14)
Total from Investment Operations	2.23	(.74)	1.53	1.76	(5.89)
Distributions:
Dividends from investment income—net	(.12)	(.15)	(.17)	(.30)	(.35)
Dividends from net realized
gain on investments	—	—	—	—	(1.89)
Total Distributions	(.12)	(.15)	(.17)	(.30)	(2.24)
Net asset value, end of period	14.28	12.17	13.06	11.70	10.24
Total Return (%)	18.34	(5.82)	13.21	18.18	(35.91)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.02	.96	.98	.88
Ratio of net expenses
to average net assets	.80	.94	.96	.96	.88
Ratio of net investment income
to average net assets	1.43	.86	1.12	1.54	1.77
Portfolio Turnover Rate	67.59	83.87	57.06	67.53	55.84
Net Assets, end of period ($ x 1,000)	16,630	15,421	17,660	16,822	16,745

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

		Year Ended December 31,
Service Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.23	13.12	11.77	10.27	18.39
Investment Operations:
Investment income—net[a]	.16	.08	.10	.14	.23
Net realized and unrealized
gain (loss) on investments	2.04	(.86)	1.41	1.62	(6.14)
Total from Investment Operations	2.20	(.78)	1.51	1.76	(5.91)
Distributions:
Dividends from investment income—net	(.09)	(.11)	(.16)	(.26)	(.32)
Dividends from net realized
gain on investments	—	—	—	—	(1.89)
Total Distributions	(.09)	(.11)	(.16)	(.26)	(2.21)
Net asset value, end of period	14.34	12.23	13.12	11.77	10.27
Total Return (%)	18.02	(6.03)	12.93	17.96	(35.93)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.30	1.27	1.21	1.23	1.13
Ratio of net expenses
to average net assets	1.05	1.19	1.21	1.08	1.00
Ratio of net investment income
to average net assets	1.17	.59	.87	1.42	1.65
Portfolio Turnover Rate	67.59	83.87	57.06	67.53	55.84
Net Assets, end of period ($ x 1,000)	12,560	12,875	16,832	17,928	18,992

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering four series, including the Core Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

20

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analyti-

22

cal data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	29,025,088	—	—	29,025,088
Exchange—
Traded Funds	146,368	—	—	146,368
Mutual Funds	22,041	—	—	22,041

† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012,The Bank of NewYork Mellon earned $672 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	8,004		5,011,681	4,997,644	22,041.1
Dreyfus
Institutional
Cash Advantage
Fund	251,233		6,591,067	6,842,300	-		-
Total	259,237		11,602,748	11,839,944	22,041.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com-

24

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $380,861, accumulated capital losses $2,625,115 and unrealized appreciation $2,323,116.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $232,572 and $328,047, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each a “Facility), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, from January 1, 2012 through February 28, 2013, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (exclud-

26

ing Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $70,717 during the period ended December 31, 2012.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2012, Service shares were charged $31,909 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $121 for transfer agency services and $4 for cash management services. Cash management fees were partially offset by earnings credits of $1.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $15,578 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $9 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,438, Distribution Plan fees $2,644, custodian fees $6,509, Chief Compliance Officer fees $3,981 and transfer agency fees $34, which are offset against an expense reimbursement currently in effect in the amount of $6,909.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2012, amounted to $19,525,092 and $23,178,443, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was $26,870,381; accordingly, accumulated net unrealized appreciation on investments was $2,323,116, consisting of $3,400,130 gross unrealized appreciation and $1,077,014 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2013

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2012 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Gordon J. Davis†	40,383,221		1,880,340
Nathan Leventhal†	40,484,976		1,778,585
Benaree Pratt Wiley†	40,471,151		1,792,410

† Each of the above Board Members were duly elected by shareholders at the fund’s August 3, 2012 shareholder meeting. Nathan Leventhal and Benaree Pratt Wiley were existing Board Members previously having been elected by the fund’s Board. In addition, Clifford L.Alexander, Jr., Joseph S. DiMartino,Whitney I. Gerard and George L.
Perry continue as Board Members of the Company.

30

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, ranking in the fourth quartile of the Performance Group and Performance Universe in all periods. Dreyfus representatives discussed with the Board management’s approach with respect to the fund and the effect on fund performance. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

32

Dreyfus representatives noted that Dreyfus has contractually agreed, until February 28, 2013 to waive receipt of its fees and/or assume the direct expenses of the fund, until February 28, 2013, so that the expenses of none of the classes (excluding Rule 12b-1 fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through February 28, 2013.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

34

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through February 28, 2013 was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

36

The Fund 37

OFFICERS OF THE FUND (Unaudited)

38

The Fund 39

NOTES

For More Information

© 2013 MBSC Securities Corporation

Dreyfus

Investment Portfolios,

MidCap Stock Portfolio

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	UnderstandingYour Fund’s Expenses
8	ComparingYour Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Proxy Results
33	Information About the Renewal of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average.An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by Jocelin Reed, Warren Chiang, C.Wesley Boggs and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of 19.67%, and its Service shares produced a total return of 19.34%.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (the “S&P 400 Index”), produced a total return of 17.88% for the same period.2

Despite ongoing concerns regarding a variety of domestic and international macroeconomic developments, U.S. stocks generally gained ground on the strength of improving domestic economic fundamentals, including improved employment trends and a recovering housing market. Midcap stocks delivered particularly strong returns, outperforming both their large- and small-cap counterparts. The fund delivered higher returns than the benchmark, mainly due to the success of our stock selection strategy across a diverse group of holdings, led by investments in the energy, financials, materials and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P 400 Index. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midsize companies.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 Index is a primary goal of the investment process.

Markets Reacted to Shifting Macroeconomic Developments

A variety of positive domestic and international developments drove stocks higher during the first quarter of 2012.These included strong corporate earnings reports, domestic employment gains, a quantitative easing program in Europe that forestalled

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China. However, investor sentiment turned more cautious during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered political resistance.

Stocks rebounded over the summer, reaching new highs for the year by September amid more encouraging economic news. They lost ground again in November as concerns mounted over automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and signs of an improving U.S. housing market once again enabled markets to resume their rally as the year came to a close.As a result, the S&P 400 Index ended the reporting period with double-digit gains.

Returns Driven by Strong Stock Selections

The fund’s quantitative stock ranking process successfully identified investment opportunities across several market sectors and industry groups. Our quality-related analytical factors delivered particularly robust results, with value and behavioral factors further contributing to the portfolio’s positive relative performance.

The fund achieved its best results relative to the benchmark in the energy sector, where refiners benefited from margins that exceeded expectations due to access to inland-sourced crude petroleum and resulted in better than expected earnings. Additionally, fund holding Tesoro announced an acquisition in California at an attractive price, a share buyback program and reinstated its dividend. Returns also were enhanced by a diverse group of holdings in the financials sector, such as mergers-and-acquisitions advisor Greenhill & Co.The materials sector also delivered above-average returns. For example, chemical manufacturer NewMarket exceeded earnings expectations for the final three quarters of 2012, and near the end of the year announced a substantial one-time dividend that was well received by investors. Finally, several consumer staples holdings, such as beverage distributor Constellation Brands, Class A, contributed positively to the fund’s relatively strong performance.

On a more negative note, the health care sector hurt the fund’s relative returns, partly due to disappointing earnings and guidance from medical device maker Hill-Rom Holdings, and partly due to the fund’s lack of exposure to one of the benchmark’s

4

better performers, biotechnology developer Regeneron Pharmaceuticals. Other health care holdings performed relatively well, led by respiratory equipment maker ResMed.A few information technology companies, such as printer maker Lexmark International, Class A, also detracted from the fund’s performance when they failed to meet earnings expectations.

Continuing to Build a Diversified Portfolio

The recent investment environment has been characterized by periods in which macroeconomic concerns drive some stock prices lower despite sound underlying fundamentals. As a result, we have identified what in our view is a broad range of investment opportunities among companies with attractive performance attributes that meet our quantitative investment criteria. We intend to continue to rely on those criteria, as we have in the past, to build a diversified portfolio of companies in pursuit of the fund’s investment objective.As of the end of the reporting period, the fund held 119 individual stocks.

January 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio Initial shares and Service shares and the Standard & Poor’s MidCap 400 Index

Average Annual Total Returns as of 12/31/12
	1	Year	5 Years	10 Years
Initial shares	19.67%		4.28%	8.30%
Service shares	19.34%		4.12%	8.13%
Standard & Poor’s MidCap 400 Index	17.88%		5.15%	10.53%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, MidCap Stock Portfolio on 12/31/02 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.55	$5.86
Ending value (after expenses)	$1,102.70	$1,101.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.37	$5.63
Ending value (after expenses)	$1,020.81	$1,019.56

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial Shares and 1.11% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—98.8%	Shares		Value ($)
Automobiles & Components—.9%
Thor Industries	35,700		1,336,251
Banks—3.5%
Associated Banc-Corp	135,100		1,772,512
Cathay General Bancorp	51,300		1,000,350
Comerica	12,000		364,080
Huntington Bancshares	35,300		225,567
Regions Financial	102,200		727,664
Webster Financial	50,900		1,045,995
			5,136,168
Capital Goods—10.3%
Aecom Technology	54,800	[a]	1,304,240
Alliant Techsystems	28,000		1,734,880
Chicago Bridge & Iron Co.	17,700		820,395
Gardner Denver	13,500		924,750
Granite Construction	36,300		1,220,406
ITT	58,700		1,377,102
KBR	22,900		685,168
Lennox International	42,400		2,226,848
Lincoln Electric Holdings	49,200		2,395,056
Textron	22,900		567,691
Timken	27,900		1,334,457
WABCO Holdings	6,100	[a]	397,659
			14,988,652
Commercial & Professional Services—2.2%
Deluxe	62,700		2,021,448
Herman Miller	53,700		1,150,254
			3,171,702
Consumer Durables & Apparel—3.2%
Carter’s	39,200	[a]	2,181,480
Hanesbrands	62,300	[a]	2,231,586
Harman International Industries	4,300		191,952
			4,605,018
Consumer Services—3.0%
Bally Technologies	30,200	[a]	1,350,242
Bob Evans Farms	21,400		860,280

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
H&R Block	55,400		1,028,778
Marriott International, Cl. A	24,700		920,569
Wyndham Worldwide	4,700		250,087
			4,409,956
Diversified Financials—4.5%
American Capital	44,500	[a]	534,000
Discover Financial Services	16,400		632,220
Greenhill & Co.	19,300	[b]	1,003,407
Moody’s	3,700		186,184
NASDAQ OMX Group	31,600		790,316
SEI Investments	84,500		1,972,230
Waddell & Reed Financial, Cl. A	43,100		1,500,742
			6,619,099
Energy—7.8%
Helix Energy Solutions Group	88,300	[a]	1,822,512
HollyFrontier	60,400		2,811,620
Marathon Petroleum	13,900		875,700
Oceaneering International	27,800		1,495,362
Plains Exploration & Production	15,700	[a]	736,958
Tesoro	31,200		1,374,360
Tidewater	40,600		1,814,008
Valero Energy	15,900		542,508
			11,473,028
Food, Beverage & Tobacco—1.4%
Universal	39,800	[b]	1,986,418
Health Care Equipment & Services—7.4%
Hill-Rom Holdings	35,300		1,006,050
Humana	11,800		809,834
IDEX	40,000		1,861,200
ResMed	53,200	[b]	2,211,524
STERIS	31,600		1,097,468
Thoratec	53,600	[a]	2,011,072
Universal Health Services, Cl. B	37,300		1,803,455
			10,800,603

10

Common Stocks (continued)	Shares			Value ($)
Household & Personal Products—2.4%
Church & Dwight	32,400			1,735,668
Energizer Holdings	17,600			1,407,648
Nu Skin Enterprises, Cl. A	10,100	[b]		374,205
				3,517,521
Insurance—3.9%
Assurant	20,200			700,940
Everest Re Group	11,800			1,297,410
Lincoln National	12,700			328,930
Protective Life	45,400			1,297,532
Reinsurance Group of America	39,400			2,108,688
				5,733,500
Materials—5.5%
Domtar	12,000			1,002,240
Huntsman	24,700			392,730
Minerals Technologies	58,700			2,343,304
NewMarket	8,420			2,207,724
Worthington Industries	79,700			2,071,403
				8,017,401
Media—2.4%
Scholastic	53,700			1,587,372
Valassis Communications	72,800	[b]		1,876,784
				3,464,156
Pharmaceuticals, Biotech & Life Sciences—5.1%
Agilent Technologies	19,400			794,236
Charles River Laboratories International	30,600	[a]		1,146,582
Mettler-Toledo International	14,100	[a]		2,725,530
Techne	12,800			874,752
United Therapeutics	14,500	[a]		774,590
Warner Chilcott, Cl. A	96,900			1,166,676
				7,482,366
Real Estate—8.1%

BRE Properties	24,700		[c]	1,255,501
Camden Property Trust	15,700		[c]	1,070,897
CBL & Associates Properties	80,500		[c]	1,707,405

TheFund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Duke Realty	73,600	[c]	1,020,832
Hospitality Properties Trust	56,700	[c]	1,327,914
Kimco Realty	10,600	[c]	204,792
Liberty Property Trust	32,600	[c]	1,166,102
Macerich	5,747	[c]	335,050
Mack-Cali Realty	69,600	[c]	1,817,256
National Retail Properties	37,700	[c]	1,176,240
Rayonier	10,750	[b,c]	557,173
Weingarten Realty Investors	8,000	[c]	214,160
			11,853,322
Retailing—6.2%
Aaron’s	39,800		1,125,544
American Eagle Outfitters	108,400		2,223,284
ANN	60,700	[a]	2,054,088
Best Buy	19,500		231,075
Dillard’s, Cl. A	12,400		1,038,748
GameStop, Cl. A	23,700	[b]	594,633
O’Reilly Automotive	8,800	[a]	786,896
PetSmart	14,900		1,018,266
			9,072,534
Semiconductors & Semiconductor
Equipment—.5%
LSI	108,200	[a]	766,056
Software & Services—9.9%
Acxiom	48,500	[a]	846,810
CA	73,600		1,617,728
Cadence Design Systems	148,500	[a]	2,006,235
CoreLogic	45,400	[a]	1,222,168
DST Systems	27,644		1,675,226
FactSet Research Systems	11,200	[b]	986,272
Fair Isaac	33,500		1,408,005
Intuit	11,000		654,500

12

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Lender Processing Services	26,900		662,278
Synopsys	54,600	[a]	1,738,464
Total System Services	77,500		1,660,050
			14,477,736
Technology Hardware & Equipment—4.3%
Brocade Communications Systems	134,200	[a]	715,286
Diebold	33,300		1,019,313
Dolby Laboratories, Cl. A	11,200	[b]	328,496
Lexmark International, Cl. A	20,400	[b]	473,076
Plantronics	34,100		1,257,267
QLogic	66,300	[a]	645,099
Tech Data	40,800	[a]	1,857,624
			6,296,161
Telecommunication Services—.4%
Telephone & Data Systems	25,228		558,548
Transportation—1.7%
Alaska Air Group	58,300	[a]	2,512,147
Utilities—4.2%
Cleco	37,100		1,484,371
Hawaiian Electric Industries	22,600		568,164
IDACORP	46,100		1,998,435
NV Energy	90,700		1,645,298
Wisconsin Energy	13,700		504,845
			6,201,113
Total Common Stocks
(cost $130,117,878)			144,479,456

Other Investment—.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $265,482)	265,482	[d]	265,482

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—5.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $8,324,137)	8,324,137 [d]	8,324,137
Total Investments (cost $138,707,497)	104.7%	153,069,075
Liabilities, Less Cash and Receivables	(4.7%)	(6,823,131)
Net Assets	100.0%	146,245,944

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$8,254,390 and the value of the collateral held by the fund was $8,324,137.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	10.3	Banks	3.5
Software & Services	9.9	Consumer Durables & Apparel	3.2
Real Estate	8.1	Consumer Services	3.0
Energy	7.8	Household & Personal Products	2.4
Health Care Equipment & Services	7.4	Media	2.4
Retailing	6.2	Commercial & Professional Services	2.2
Money Market Investments	5.9	Transportation	1.7
Materials	5.5	Food, Beverage & Tobacco	1.4
Pharmaceuticals,		Automobiles & Components	.9
Biotech & Life Sciences	5.1	Semiconductors &
Diversified Financials	4.5	Semiconductor Equipment	.5
Technology Hardware & Equipment	4.3	Telecommunication Services	.4
Utilities	4.2
Insurance	3.9		104.7

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,254,390)—Note 1(b):
Unaffiliated issuers	130,117,878	144,479,456
Affiliated issuers	8,589,619	8,589,619
Cash		439,194
Receivable for investment securities sold		1,202,745
Dividends and securities lending income receivable		103,297
Prepaid expenses		41,262
		154,855,573
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		114,321
Liability for securities on loan—Note 1(b)		8,324,137
Payable for shares of Beneficial Interest redeemed		141,911
Accrued expenses		29,260
		8,609,629
Net Assets ($)		146,245,944
Composition of Net Assets ($):
Paid-in capital		153,244,981
Accumulated undistributed investment income—net		2,258,965
Accumulated net realized gain (loss) on investments		(23,619,580)
Accumulated net unrealized appreciation
(depreciation) on investments		14,361,578
Net Assets ($)		146,245,944

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	128,410,098	17,835,846
Shares Outstanding	8,187,861	1,139,593
Net Asset Value Per Share ($)	15.68	15.65

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $270 foreign taxes withheld at source):
Unaffiliated issuers	3,361,414
Affiliated issuers	805
Income from securities lending—Note 1(b)	183,412
Total Income	3,545,631
Expenses:
Management fee—Note 3(a)	1,097,465
Professional fees	60,152
Distribution fees—Note 3(b)	44,129
Custodian fees—Note 3(b)	32,719
Prospectus and shareholders’ reports	21,181
Shareholder servicing costs—Note 3(b)	5,403
Trustees’ fees and expenses—Note 3(c)	5,163
Loan commitment fees—Note 2	1,360
Interest expense—Note 2	184
Miscellaneous	17,878
Total Expenses	1,285,634
Less—reduction in fees due to earnings credits—Note 3(b)	(5)
Net Expenses	1,285,629
Investment Income—Net	2,260,002
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,930,670
Net unrealized appreciation (depreciation) on investments	10,755,359
Net Realized and Unrealized Gain (Loss) on Investments	23,686,029
Net Increase in Net Assets Resulting from Operations	25,946,031

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	2,260,002	633,871
Net realized gain (loss) on investments	12,930,670	21,917,984
Net unrealized appreciation
(depreciation) on investments	10,755,359	(21,388,110)
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,946,031	1,163,745
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(595,625)	(723,203)
Service Shares	(38,075)	(69,975)
Total Dividends	(633,700)	(793,178)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,034,372	8,855,532
Service Shares	1,758,717	2,487,648
Dividends reinvested:
Initial Shares	595,625	723,203
Service Shares	38,075	69,975
Cost of shares redeemed:
Initial Shares	(25,670,895)	(33,901,325)
Service Shares	(4,059,807)	(5,108,937)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(19,303,913)	(26,873,904)
Total Increase (Decrease) in Net Assets	6,008,418	(26,503,337)
Net Assets ($):
Beginning of Period	140,237,526	166,740,863
End of Period	146,245,944	140,237,526
Undistributed investment income—net	2,258,965	632,663

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2012	2011
Capital Share Transactions:
Initial Shares
Shares sold	555,152	669,033
Shares issued for dividends reinvested	40,245	50,858
Shares redeemed	(1,766,441)	(2,534,215)
Net Increase (Decrease) in Shares Outstanding	(1,171,044)	(1,814,324)
Service Shares
Shares sold	118,588	183,958
Shares issued for dividends reinvested	2,573	4,921
Shares redeemed	(279,454)	(379,066)
Net Increase (Decrease) in Shares Outstanding	(158,293)	(190,187)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.16	13.17	10.46	7.85	15.52
Investment Operations:
Investment income—net[a]	.23	.06	.06	.11	.09
Net realized and unrealized
gain (loss) on investments	2.36	.00 [b]	2.76	2.62	(5.63)
Total from Investment Operations	2.59	.06	2.82	2.73	(5.54)
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.11)	(.12)	(.12)
Dividends from net realized
gain on investments	—	—	—	—	(2.01)
Total Distributions	(.07)	(.07)	(.11)	(.12)	(2.13)
Net asset value, end of period	15.68	13.16	13.17	10.46	7.85
Total Return (%)	19.67	.40	27.10	35.51	(40.42)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.86	.84	.84	.82
Ratio of net expenses
to average net assets	.85	.86	.84	.84	.81
Ratio of net investment income
to average net assets	1.58	.50	.54	1.22	.76
Portfolio Turnover Rate	73.96	81.48	79.28	75.42	86.74
Net Assets, end of period ($ x 1,000)	128,410	123,187	147,155	131,962	125,701

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.14	13.16	10.46	7.82	15.45
Investment Operations:
Investment income—net[a]	.19	.02	.05	.10	.08
Net realized and unrealized
gain (loss) on investments	2.35	.01	2.76	2.63	(5.60)
Total from Investment Operations	2.54	.03	2.81	2.73	(5.52)
Distributions:
Dividends from investment income—net	(.03)	(.05)	(.11)	(.09)	(.10)
Dividends from net realized
gain on investments	—	—	—	—	(2.01)
Total Distributions	(.03)	(.05)	(.11)	(.09)	(2.11)
Net asset value, end of period	15.65	13.14	13.16	10.46	7.82
Total Return (%)	19.34	.20	26.94	35.33	(40.44)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.11	1.09	1.09	1.06
Ratio of net expenses
to average net assets	1.10	1.11	.97	.90	.90
Ratio of net investment income
to average net assets	1.32	.18	.40	1.16	.62
Portfolio Turnover Rate	73.96	81.48	79.28	75.42	86.74
Net Assets, end of period ($ x 1,000)	17,836	17,050	19,586	16,090	13,881

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering four series, including the MidCap Stock Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund is a diversified series. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	144,479,456	—	—	144,479,456
Mutual Funds	8,589,619	—	—	8,589,619

† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market

24

value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012, The Bank of New York Mellon earned $78,605 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,024,565		22,700,747	23,459,830	265,482.2
Dreyfus
Institutional
Cash
Advantage
Fund	15,146,438		57,912,224	64,734,525	8,324,137		5.7
Total	16,171,003		80,612,971	88,194,355	8,589,619		5.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,243,480, accumulated capital losses $23,578,527 and unrealized appreciation $14,320,525.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

26

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $633,700 and $793,178, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2012 was approximately $15,600 with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2012, Service shares were charged $44,129 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $699 for transfer agency services and $22 for cash management services. Cash management fees were partially offset by earnings credits of $3. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $32,719 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

28

During the period ended December 31, 2012, the fund was charged $52 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $92,327, Distribution Plan fees $3,691, custodian fees $14,125, Chief Compliance Officer fees $3,981 and transfer agency fees $197.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2012, amounted to $107,388,878 and $125,533,895, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was $138,748,550; accordingly, accumulated net unrealized appreciation on investments was $14,320,525, consisting of $19,173,470 gross unrealized appreciation and $4,852,945 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2013

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2012 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund 31

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Gordon J. Davis†	40,383,221		1,880,340
Nathan Leventhal†	40,484,976		1,778,585
Benaree Pratt Wiley†	40,471,151		1,792,410

† Each of the above Board Members were duly elected by shareholders at the fund’s August 3, 2012 shareholder meeting. Nathan Leventhal and Benaree Pratt Wiley were existing Board Members previously having been elected by the fund’s Board. In addition, Clifford L.Alexander, Jr., Joseph S. DiMartino,Whitney I. Gerard and George L.
Perry continue as Board Members of the Company.

32

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the ten-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

34

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

36

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

38

The Fund 39

OFFICERS OF THE FUND (Unaudited)

40

The Fund 41

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus

Investment Portfolios,

Small Cap Stock Index

Portfolio

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	UnderstandingYour Fund’s Expenses
8	ComparingYour Fund’s Expenses With Those of Other Funds
9	Statement of Investments
29	Statement of Financial Futures
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Changes in Net Assets
33	Financial Highlights
34	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Proxy Results
47	Information About the Renewal of the Fund’s Management Agreement
52	Board Members Information
54	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average.An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 15.74%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “S&P 600 Index”), produced a 16.33% return for the same period.2,3

Despite ongoing concerns regarding a variety of domestic and international macroeconomic developments, small-cap stocks generally gained ground when improving domestic economic fundamentals—including stronger employment trends and a recovering housing market—helped bolster investor sentiment. Stock prices generally advanced as investors turned away from traditional safe havens and toward riskier assets. The difference in return between the fund and the S&P 600 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 600 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the S&P 600 Index by investing in a representative sample of the stocks included in the S&P 600 Index, and in futures whose performance is tied to the S&P 600 Index.The fund’s investments are selected by a “sampling” process based on market capitalization, industry representation and other fundamental benchmark characteristics. The fund expects to invest in approximately 500 or more of the stocks in the S&P 600 Index.

Improving Economic Conditions Fueled Market Gains

A variety of positive macroeconomic developments drove stock prices higher across all capitalization ranges during the first quarter of 2012.These included strong corporate earnings reports, domestic employment gains, a quantitative easing program in Europe that forestalled a more severe banking crisis in the region, and less restrictive monetary

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and fiscal policies in China and, later, in Japan. However, investor sentiment turned more cautious during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered political resistance in some countries.

Stocks generally rebounded over the summer, reaching new highs for the year by September amid more encouraging economic news, including sharp declines in the unemployment rate and the start of a long-awaited recovery in U.S. housing markets. Stocks lost ground again in November as concerns mounted over a contentious debate regarding automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and additional evidence of improving U.S. economic fundamentals enabled small-cap stocks to resume their rally as 2012 came to a close. As a result, the S&P 600 Index ended the year with double-digit gains.

Small-cap stocks generally produced higher returns than their large- and midcap counterparts during the year, in part due to investors’ preference for domestic businesses with little or no exposure to economic weakness in Europe and other overseas markets.

Financial Stocks Rebounded Strongly

The S&P 600 Index’s advance in 2012 was led by the financials sector, which staged a rebound after several years of weakness in the wake of the 2008 U.S. financial crisis. Commercial banks benefited from increased mortgage lending as housing markets recovered, and real estate investment trusts (REITs) gained value when income-oriented investors sought higher yields from dividend-paying stocks in a historically low interest rate environment.

The consumer discretionary sector benefited from greater consumer confidence and spending as the economic recovery gained momentum.A variety of specialty retailers, restaurants, and hotels saw business improve as personal incomes rose and consumers spent more freely.The industrials sector also posted above-average results compared to broader market averages, primarily stemming from strength among machinery producers, which participated in higher levels of manufacturing activity, and building products companies, which provided materials to a recovering residential and commercial construction industry.

Laggards in 2012 included the utilities sector, which was hurt when Superstorm Sandy produced power outages and damaged infrastructure along a wide swath of the east coast, raising uncertainty regarding the cost of cleanup and regulators’ response to the companies’ generally inadequate efforts to restore power to affected communities.

At times during the year, the fund successfully employed index futures in order to put cash to work in the equity markets more quickly.

Macroeconomic Headwinds Remain

Although we have been encouraged recently by positive U.S. and global economic developments, we believe that heightened stock market volatility is likely to persist in the face of ongoing global challenges, including the European debt crisis, slower growth in the emerging markets, and a subpar economic recovery in the United States.We have continued to monitor the fund’s investments in light of current market conditions.

January 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™” and “S&P 500®” are trademarks of Standard
& Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio and the Standard & Poor’s SmallCap 600 Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/02 to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.

The fund is subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses.The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/12
	1	Year	5 Years	10 Years
Portfolio	15.74%		4.81%	9.98%
Standard & Poor’s SmallCap 600 Index	16.33%		5.14%	10.45%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

Expenses paid per $1,000†	$3.13
Ending value (after expenses)	$1,074.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

Expenses paid per $1,000†	$3.05
Ending value (after expenses)	$1,022.12

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—98.7%	Shares		Value ($)
Automobiles & Components—.4%
Drew Industries	6,031		194,500
Spartan Motors	7,328		36,127
Standard Motor Products	10,328		229,488
Superior Industries International	10,606		216,362
Winnebago Industries	10,835	[a]	185,604
			862,081
Banks—7.0%
Bank Mutual	27,428		117,940
Bank of the Ozarks	10,744		359,602
Banner	9,445		290,245
BBCN Bancorp	34,987		404,800
Boston Private Financial Holdings	38,529		347,146
Brookline Bancorp	22,621		192,278
City Holding	7,252	[b]	252,732
Columbia Banking System	19,020		341,219
Community Bank System	14,076	[b]	385,119
CVB Financial	38,119		396,438
Dime Community Bancshares	7,250		100,702
F.N.B	58,523		621,514
First BanCorp	35,267	[a]	161,523
First Commonwealth Financial	42,767		291,671
First Financial Bancorp	24,831		363,029
First Financial Bankshares	10,822	[b]	422,166
First Midwest Bancorp	33,214		415,839
Glacier Bancorp	26,995		397,096
Hanmi Financial	13,970	[a]	189,852
Home Bancshares	11,290		372,796
Independent Bank	7,867	[b]	227,750
National Penn Bancshares	55,516		517,409
NBT Bankcorp	14,000		283,780
Northwest Bancshares	39,857		483,864
Old National Bancorp	44,610		529,521
Oritani Financial	20,565		315,056
PacWest Bancorp	15,942		395,043
Pinnacle Financial Partners	16,719	[a]	314,986
PrivateBancorp	28,811		441,385

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Banks (continued)
Provident Financial Services	19,365		288,926
S&T Bancorp	8,510		153,776
Simmons First National, Cl. A	8,006		203,032
Sterling Bancorp	12,384		112,818
Susquehanna Bancshares	82,527		864,883
Texas Capital Bancshares	15,602	[a]	699,282
Tompkins Financial	3,227		127,918
Trustco Bank	45,331		239,348
UMB Financial	12,637		554,006
Umpqua Holdings	49,661		585,503
United Bankshares	16,471	[b]	400,575
United Community Banks	11,795	[a]	111,109
ViewPoint Financial Group	14,598		305,682
Wilshire Bancorp	37,126	[a]	217,930
Wintrust Financial	14,480		531,416
			15,328,705
Capital Goods—10.6%
A.O. Smith	17,105		1,078,812
AAON	10,480		218,718
AAR	14,366		268,357
Actuant, Cl. A	32,184		898,255
Aegion	15,139	[a]	335,934
Aerovironment	7,183	[a]	156,158
Albany International, Cl. A	12,629		286,426
American Science & Engineering	4,141		270,035
Apogee Enterprises	13,072		313,336
Applied Industrial Technologies	18,554		779,454
Astec Industries	8,071		269,006
AZZ	9,363		359,820
Barnes Group	20,907		469,571
Belden	19,517		878,070
Brady, Cl. A	21,628		722,375
Briggs & Stratton	20,268	[b]	427,249
Cascade	3,806		244,726
CIRCOR International	6,164		244,033
Comfort Systems USA	20,110		244,538
Cubic	6,103	[b]	292,761

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Curtiss-Wright	18,844		618,649
Dycom Industries	14,232	[a]	281,794
EMCOR Group	29,178		1,009,851
Encore Wire	9,751		295,553
EnerSys	22,001	[a]	827,898
Engility Holdings	6,826	[a,b]	131,469
EnPro Industries	7,337	[a]	300,083
ESCO Technologies	10,735		401,596
Federal Signal	22,865	[a]	174,003
Franklin Electric	6,922		430,341
GenCorp	27,871	[a,b]	255,020
Gibraltar Industries	12,694	[a]	202,088
Griffon	13,741		157,472
II-VI	20,498	[a]	374,498
John Bean Technologies	13,340		237,052
Kaman	10,603		390,190
Kaydon	14,557		348,349
Lindsay	5,547	[b]	444,426
Lydall	11,720	[a]	168,065
Moog, Cl. A	19,198	[a]	787,694
Mueller Industries	12,789		639,834
National Presto Industries	1,395	[b]	96,394
NCI Building Systems	8,117	[a]	112,826
Orbital Sciences	25,974	[a]	357,662
Powell Industries	2,207	[a]	91,657
Quanex Building Products	14,208		289,985
Robbins & Myers	18,168		1,080,088
Simpson Manufacturing	16,422		538,477
Standex International	5,240		268,760
Teledyne Technologies	14,500	[a]	943,515
Tennant	9,125		401,044
Toro	25,628		1,101,491
Universal Forest Products	6,582		250,379
Vicor	13,177		71,419
Watts Water Technologies, Cl. A	12,658		544,167
			23,381,423

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional Services—4.0%
ABM Industries	20,305		405,085
CDI	3,131		53,634
Consolidated Graphics	4,355	[a]	152,077
Dolan	10,306	[a]	40,090
Encore Capital Group	9,128	[a,b]	279,499
Exponent	6,334	[a]	353,627
G&K Services, Cl. A	7,384		252,164
Geo Group	28,941		816,123
Healthcare Services Group	25,461		591,459
Heidrick & Struggles International	7,267		110,894
Insperity	9,294		302,613
Interface	22,623		363,778
Kelly Services, Cl. A	11,908		187,432
Korn/Ferry International	20,274	[a]	321,546
Mobile Mini	15,430	[a]	321,407
Navigant Consulting	23,821	[a]	265,842
On Assignment	16,241	[a]	329,367
Portfolio Recovery Associates	7,512	[a]	802,732
Resources Connection	20,037		239,242
SYKES Enterprises	18,710	[a]	284,766
Tetra Tech	27,933	[a]	738,828
TrueBlue	17,956	[a]	282,807
UniFirst	5,744		421,150
United Stationers	19,045		590,205
Viad	8,357		226,976
			8,733,343
Consumer Durables & Apparel—4.6%
American Greetings, Cl. A	14,933	[b]	252,218
Arctic Cat	7,259	[a]	242,378
Blyth	5,414	[b]	84,188
Brunswick	38,629		1,123,718
Callaway Golf	18,687		121,465
Crocs	39,687	[a]	571,096
Ethan Allen Interiors	10,168		261,419
Fifth & Pacific	43,403	[a]	540,367
Helen of Troy	12,131	[a]	405,054

Common Stocks (continued)	Shares		Value ($)
Consumer Durables & Apparel (continued)
Iconix Brand Group	31,612	[a]	705,580
iRobot	11,801	[a]	221,151
JAKKS Pacific	9,325	[b]	116,749
K-Swiss, Cl. A	7,151	[a,b]	24,027
La-Z-Boy	22,258		314,951
M/I Homes	7,103	[a]	188,229
Maidenform Brands	8,073	[a]	157,343
Meritage Homes	11,338	[a]	423,474
Movado Group	9,083		278,666
Oxford Industries	5,572		258,318
Perry Ellis International	5,052		100,535
Quiksilver	47,746	[a]	202,920
Ryland Group	17,223		628,640
Skechers USA, Cl. A	13,005	[a]	240,592
Standard Pacific	42,801	[a,b]	314,587
Steven Madden	15,764	[a]	666,344
Sturm Ruger & Co.	8,170	[b]	370,918
True Religion Apparel	10,273		261,140
Universal Electronics	5,548	[a]	107,354
Wolverine World Wide	21,471		879,882
			10,063,303
Consumer Services—4.1%
American Public Education	8,316		300,291
Biglari Holdings	663		258,583
BJ’s Restaurants	9,299	[a]	305,937
Boyd Gaming	19,881	[a,b]	132,010
Buffalo Wild Wings	7,289		530,785
Capella Education	6,218		175,534
Career Education	22,690	[a]	79,869
CEC Entertainment	8,184		271,627
Coinstar	13,692	[a,b]	712,121
Corinthian Colleges	41,756		101,885
Cracker Barrel Old Country Store	9,645		619,788
DineEquity	6,536	[a]	437,912
Hillenbrand	27,586		623,719
Interval Leisure Group	18,954		367,518

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
ITT Educational Services	6,548	[a]	113,346
Jack in the Box	17,217	[a]	492,406
Lincoln Educational Services	6,070		33,931
Marcus	11,605		144,714
Marriott Vacations Worldwide	11,747	[a]	489,497
Monarch Casino & Resort	4,993	[a]	54,474
Multimedia Games Holding Company	11,901	[a]	175,064
Papa John’s International	8,617	[a]	473,418
Pinnacle Entertainment	27,166	[a]	430,038
Red Robin Gourmet Burgers	5,855	[a]	206,623
Ruby Tuesday	26,210	[a]	206,011
Ruth’s Hospitality Group	15,956	[a]	116,000
SHFL Entertainment	25,886	[a]	375,347
Sonic Automotive, Cl. A	15,319		320,014
Texas Roadhouse	25,500		428,400
Universal Technical Institute	8,090		81,224
			9,058,086
Diversified Financials—2.6%
Calamos Asset Management, Cl. A	11,271		119,134
Cash America International	13,863		549,945
EZCORP, Cl. A	19,361	[a]	384,509
Financial Engines	15,439	[a,b]	428,432
First Cash Financial Services	11,756	[a]	583,333
HFF, Cl. A	12,589		187,576
Interactive Brokers Group, Cl. A	18,057		247,020
Investment Technology Group	14,224	[a]	128,016
MarketAxess Holdings	15,799		557,705
Piper Jaffray	6,035	[a]	193,905
Prospect Capital	69,751	[b]	758,193
Stifel Financial	22,277	[a]	712,196
SWS Group	14,315	[a]	75,726
Virtus Investment Partners	2,768	[a]	334,762
World Acceptance	6,285	[a,b]	468,610
			5,729,062

Common Stocks (continued)	Shares		Value ($)
Energy—4.1%
Approach Resources	12,478	[a,b]	312,075
Basic Energy Services	11,848	[a,b]	135,186
Bristow Group	16,201		869,346
Carrizo Oil & Gas	15,387	[a]	321,896
Cloud Peak Energy	25,323	[a]	489,494
Comstock Resources	18,917	[a]	286,214
Contango Oil & Gas	6,395		270,892
Exterran Holdings	28,054	[a]	614,944
Geospace Technologies	4,740	[a]	421,244
Gulf Island Fabrication	4,769		114,599
Gulfport Energy	23,156	[a]	885,022
Hornbeck Offshore Services	14,981	[a]	514,448
ION Geophysical	55,014	[a]	358,141
Lufkin Industries	13,302	[b]	773,245
Matrix Service	13,933	[a]	160,230
PDC Energy	12,047	[a]	400,081
Penn Virginia	19,433		85,700
PetroQuest Energy	18,986	[a]	93,981
Pioneer Energy Services	22,646	[a]	164,410
SEACOR Holdings	8,243	[b]	690,763
Stone Energy	21,935	[a]	450,106
Swift Energy	18,435	[a]	283,715
TETRA Technologies	32,499	[a]	246,667
			8,942,399
Food & Staples Retailing—.6%
Andersons	5,677		243,543
Casey’s General Stores	16,210		860,751
Nash Finch	6,302		134,107
Spartan Stores	10,404		159,805
			1,398,206
Food, Beverage & Tobacco—2.5%
Alliance One International	33,147	[a]	120,655
B&G Foods	19,980		565,634
Boston Beer, Cl. A	3,639	[a,b]	489,264

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Cal-Maine Foods	5,946	[b]	239,148
Calavo Growers	2,945	[b]	74,243
Darling International	49,807	[a]	798,904
Diamond Foods	7,690	[b]	105,122
Hain Celestial Group	18,052	[a]	978,779
J&J Snack Foods	6,103		390,226
Sanderson Farms	8,081		384,252
Seneca Foods, Cl. A	4,964	[a]	150,906
Snyders-Lance	17,494		421,780
TreeHouse Foods	14,843	[a]	773,766
			5,492,679
Health Care Equipment &
Services—7.2%
Abaxis	9,313		345,512
ABIOMED	11,831	[a,b]	159,245
Air Methods	13,047		481,304
Align Technology	29,351	[a]	814,490
Almost Family	3,276		66,372
Amedisys	11,034	[a]	124,353
AMN Healthcare Services	16,747	[a]	193,428
AmSurg	12,561	[a]	376,956
Analogic	5,612		416,972
Bio-Reference Labs	12,039	[a,b]	345,399
Cantel Medical	6,589		195,891
Centene	21,908	[a]	898,228
Chemed	8,850		607,022
Computer Programs & Systems	3,451		173,723
CONMED	14,082		393,592
CorVel	2,744	[a,b]	123,014
Cross Country Healthcare	6,587	[a]	31,618
CryoLife	20,291		126,413
Cyberonics	10,930	[a]	574,153
Ensign Group	5,737		155,989
Gentiva Health Services	8,731	[a]	87,747
Greatbatch	11,026	[a]	256,244
Haemonetics	20,065	[a]	819,455

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Hanger	11,838	[a]	323,888
HealthStream	8,219	[a]	199,804
Healthways	12,930	[a]	138,351
ICU Medical	6,345	[a]	386,601
Integra LifeSciences Holdings	9,756	[a]	380,191
Invacare	16,169		263,555
IPC The Hospitalist	6,648	[a]	263,992
Kindred Healthcare	17,014	[a]	184,091
Landauer	2,835	[b]	173,530
LHC Group	5,865	[a]	124,924
Magellan Health Services	12,298	[a]	602,602
Medidata Solutions	9,375	[a]	367,406
Meridian Bioscience	15,980	[b]	323,595
Merit Medical Systems	11,892	[a]	165,299
Molina Healthcare	12,160	[a]	329,050
MWI Veterinary Supply	4,619	[a]	508,090
Natus Medical	12,735	[a]	142,377
Neogen	8,174	[a]	370,446
NuVasive	15,925	[a]	246,200
Omnicell	15,899	[a]	236,418
Palomar Medical Technologies	4,763	[a]	43,867
PharMerica	15,905	[a]	226,487
PSS World Medical	21,830	[a]	630,450
Quality Systems	15,901		276,041
SurModics	5,242	[a]	117,211
Symmetry Medical	15,734	[a]	165,522
West Pharmaceutical Services	13,743		752,429
			15,709,537
Household & Personal Products—.6%
Central Garden & Pet, Cl. A	17,648	[a]	184,422
Inter Parfums	5,856		113,958
Medifast	7,835	[a]	206,766
Prestige Brands Holdings	21,240	[a]	425,437
WD-40	6,825	[b]	321,526
			1,252,109

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Insurance—2.2%
AMERISAFE	8,589	[a]	234,050
eHealth	7,144	[a]	196,317
Employers Holdings	10,935		225,042
Horace Mann Educators	18,812		375,488
Infinity Property & Casualty	4,222		245,889
Meadowbrook Insurance Group	21,240		122,767
National Financial Partners	18,483	[a]	316,799
Navigators Group	4,852	[a]	247,792
ProAssurance	26,514		1,118,626
RLI	6,069		392,422
Safety Insurance Group	4,396		202,963
Selective Insurance Group	20,834		401,471
Stewart Information Services	8,731	[b]	227,006
Tower Group	13,813		245,457
United Fire Group	12,000		262,080
			4,814,169
Materials—6.4%
A. Schulman	13,269		383,872
AK Steel Holding	54,931	[b]	252,683
AMCOL International	9,737		298,731
American Vanguard	10,047		312,160
Balchem	12,419		452,052
Buckeye Technologies	17,935		514,914
Calgon Carbon	22,124	[a]	313,718
Century Aluminum	23,769	[a]	208,216
Clearwater Paper	8,407	[a]	329,218
Deltic Timber	4,308		304,231
Eagle Materials	19,956		1,167,426
Glatfelter	18,091		316,231
Globe Specialty Metals	25,609		352,124
H.B. Fuller	21,758		757,614
Hawkins	2,581		99,730
Haynes International	5,132		266,197
Headwaters	29,386	[a]	251,544
Innophos Holdings	9,011		419,012
Kaiser Aluminum	8,104		499,936

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
KapStone Paper and Packaging	16,699		370,551
Koppers Holdings	8,749		333,774
Kraton Performance Polymers	13,712	[a]	329,499
LSB Industries	7,958	[a]	281,872
Materion	8,997		231,943
Myers Industries	16,934		256,550
Neenah Paper	6,259		178,194
Olympic Steel	2,687		59,490
OM Group	12,003	[a]	266,467
PolyOne	37,392		763,545
Quaker Chemical	4,764		256,589
RTI International Metals	13,460	[a]	370,958
Schweitzer-Mauduit International	14,614		570,384
Stepan	6,006		333,573
Stillwater Mining	48,090	[a,b]	614,590
SunCoke Energy	28,641	[a]	446,513
Texas Industries	8,195	[a,b]	418,027
Tredegar	10,597		216,391
Wausau Paper	17,094		148,034
Zep	9,052		130,711
			14,077,264
Media—.7%
Arbitron	12,344		576,218
Digital Generation	8,833	[a,b]	95,926
E.W. Scripps, Cl. A	16,888	[a]	182,559
Harte-Hanks	18,267		107,775
Live Nation	58,480	[a]	544,449
			1,506,927
Pharmaceuticals, Biotech &
Life Sciences—3.2%
Acorda Therapeutics	16,942	[a]	421,178
Affymetrix	35,857	[a,b]	113,667
Akorn	28,920	[a]	386,371
ArQule	29,677	[a]	82,799
Cambrex	15,050	[a]	171,269
Cubist Pharmaceuticals	26,748	[a]	1,125,021

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Emergent BioSolutions	10,928	[a]	175,285
Enzo Biochem	12,412	[a]	33,512
Hi-Tech Pharmacal	4,874	[b]	170,493
Luminex	15,983	[a]	267,875
Medicines	23,654	[a]	566,986
Momenta Pharmaceuticals	18,587	[a,b]	218,955
PAREXEL International	26,901	[a]	796,001
Questcor Pharmaceuticals	26,148	[b]	698,675
Salix Pharmaceuticals	21,690	[a]	878,011
Spectrum Pharmaceuticals	21,529	[b]	240,910
ViroPharma	30,317	[a]	690,015
			7,037,023
Real Estate—8.6%
Acadia Realty Trust	20,127	[b,c]	504,785
Cedar Realty Trust	27,035	[c]	142,745
Colonial Properties Trust	37,402	[c]	799,281
Cousins Properties	45,168	[c]	377,153
DiamondRock Hospitality	82,172	[c]	739,548
EastGroup Properties	11,472	[c]	617,308
EPR Properties	20,818		959,918
Extra Space Storage	44,304	[c]	1,612,223
Forestar Group	16,497	[a]	285,893
Franklin Street Properties	33,597	[c]	413,579
Getty Realty	7,845	[b,c]	141,681
Government Properties Income Trust	16,819	[b,c]	403,151
Healthcare Realty Trust	34,066	[c]	817,925
Inland Real Estate	32,716	[c]	274,160
Kilroy Realty	29,927	[c]	1,417,642
Kite Realty Group Trust	32,999	[c]	184,464
LaSalle Hotel Properties	41,439	[c]	1,052,136
Lexington Realty Trust	70,177	[b,c]	733,350
LTC Properties	12,182	[c]	428,685
Medical Properties Trust	58,276	[c]	696,981
Mid-America Apartment Communities	17,315	[c]	1,121,146
Parkway Properties	13,683	[c]	191,425

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Pennsylvania Real Estate
Investment Trust	24,033	[c]	423,942
Post Properties	24,183	[c]	1,207,941
PS Business Parks	6,912	[c]	449,142
Sabra Healthcare	14,930	[c]	324,280
Saul Centers	3,911	[c]	167,352
Sovran Self Storage	11,827	[c]	734,457
Tanger Factory Outlet Centers	37,780	[c]	1,292,076
Universal Health Realty Income Trust	4,004	[c]	202,642
Urstadt Biddle Properties, Cl. A	7,633	[c]	150,217
			18,867,228
Retailing—5.2%
Big 5 Sporting Goods	7,005	[b]	91,765
Blue Nile	4,791	[a,b]	184,454
Brown Shoe	17,152		315,082
Buckle	11,357	[b]	506,976
Cato, Cl. A	12,331		338,239
Children’s Place Retail Stores	11,305	[a]	500,698
Christopher & Banks	2,810	[a]	15,314
Finish Line, Cl. A	21,864		413,886
Fred’s, Cl. A	17,024		226,589
Genesco	10,090	[a]	554,950
Group 1 Automotive	8,107	[b]	502,553
Haverty Furniture	4,172		68,045
Hibbett Sports	11,714	[a]	617,328
Hot Topic	22,230		214,519
JOS. A. Bank Clothiers	10,683	[a]	454,882
Kirkland’s	7,728	[a]	81,840
Lithia Motors, Cl. A	8,358		312,756
Lumber Liquidators Holdings	11,733	[a,b]	619,854
MarineMax	5,480	[a]	48,991
Men’s Wearhouse	20,257		631,208
Monro Muffler Brake	12,622	[b]	441,391
NutriSystem	10,892		89,205
OfficeMax	36,484		356,084
PEP Boys-Manny Moe & Jack	21,982		216,083

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
PetMed Express	8,120	[b]	90,132
Pool	19,392		820,669
Rue21	6,603	[a]	187,459
Select Comfort	23,678	[a]	619,653
Sonic	28,604	[a]	297,768
Stage Stores	14,124		349,993
Stein Mart	13,136		99,045
Tuesday Morning	20,624	[a]	128,900
Vitamin Shoppe	12,747	[a]	731,168
VOXX International	10,795	[a]	72,650
Zale	12,238	[a]	50,298
Zumiez	9,151	[a,b]	177,621
			11,428,048
Semiconductors & Semiconductor
Equipment—4.5%
Advanced Energy Industries	19,660	[a]	271,505
ATMI	12,111	[a]	252,878
Brooks Automation	25,010		201,330
Cabot Microelectronics	10,033		356,272
Ceva	10,440	[a]	164,430
Cirrus Logic	26,271	[a]	761,071
Cohu	10,332		111,999
Cymer	12,380	[a]	1,119,523
Diodes	14,390	[a]	249,666
DSP Group	9,503	[a,b]	54,737
Entropic Communications	42,658	[a]	225,661
Exar	24,887	[a]	221,494
GT Advanced Technologies	50,086	[a,b]	151,260
Hittite Microwave	10,260	[a]	637,146
Kopin	33,071	[a]	110,126
Kulicke & Soffa Industries	36,921	[a]	442,683
Micrel	25,630		243,485
Microsemi	35,209	[a]	740,797
MKS Instruments	23,394		603,097
Monolithic Power Systems	12,417		276,651

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Nanometrics	7,865	[a]	113,413
Pericom Semiconductor	17,289	[a]	138,831
Power Integrations	11,649		391,523
Rubicon Technology	5,484	[a,b]	33,507
Rudolph Technologies	16,113	[a]	216,720
Sigma Designs	11,989	[a]	61,743
STR Holdings	12,343	[a,b]	31,104
Supertex	5,586		98,034
Tessera Technologies	19,840		325,773
TriQuint Semiconductor	61,286	[a]	296,624
Ultratech	11,322	[a]	422,311
Veeco Instruments	14,839	[a,b]	438,047
Volterra Semiconductor	9,264	[a]	159,063
			9,922,504
Software & Services—6.8%
Blackbaud	17,192		392,493
Blucora	14,909	[a]	234,220
Bottomline Technologies	13,837	[a]	365,158
CACI International, Cl. A	10,734	[a]	590,692
Cardtronics	18,362	[a]	435,914
CIBER	27,944	[a]	93,333
CommVault Systems	17,763	[a]	1,238,259
comScore	11,665	[a]	160,744
CSG Systems International	15,133	[a]	275,118
DealerTrack Technologies	17,821	[a]	511,819
Dice Holdings	22,984	[a]	210,993
Digital River	17,051	[a]	245,364
Ebix	15,510	[b]	249,246
EPIQ Systems	14,311		182,895
ExlService Holdings	8,675	[a]	229,888
Forrester Research	4,399		117,893
Heartland Payment Systems	18,259		538,641
Higher One Holdings	12,218	[a,b]	128,778
iGATE	10,017	[a]	157,968

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Interactive Intelligence Group	3,979	[a]	133,456
j2 Global	18,733		572,855
Liquidity Services	9,068	[a]	370,518
LivePerson	19,892	[a]	261,381
LogMeIn	9,022	[a]	202,183
Manhattan Associates	9,518	[a]	574,316
MAXIMUS	14,807		936,099
MicroStrategy, Cl. A	3,206	[a]	299,376
Monotype Imaging Holdings	15,926		254,497
NetScout Systems	17,609	[a]	457,658
NIC	24,397		398,647
OpenTable	9,640	[a,b]	470,432
Perficient	10,739	[a]	126,505
Progress Software	26,208	[a]	550,106
QuinStreet	10,892	[a,b]	73,194
Sourcefire	11,463	[a]	541,283
Stamps.com	5,067	[a]	127,688
Synchronoss Technologies	10,649	[a]	224,587
Take-Two Interactive Software	34,789	[a]	383,027
TeleTech Holdings	11,650	[a]	207,370
Tyler Technologies	11,898	[a]	576,339
United Online	42,098		235,328
VASCO Data Security International	12,191	[a]	99,479
Virtusa	6,840	[a]	112,381
Websense	18,173	[a]	273,322
XO Group	15,810	[a]	147,033
			14,968,476
Technology Hardware &
Equipment—6.8%
3D Systems	19,342	[a,b]	1,031,896
Agilysys	10,199	[a]	85,366
Anixter International	12,245		783,435
Arris Group	50,343	[a]	752,124
Avid Technology	14,731	[a]	111,661
Badger Meter	6,473		306,885

Common Stocks (continued)	Shares		Value ($)
Technology Hardware &
Equipment (continued)
Bel Fuse, Cl. B	4,678		91,455
Benchmark Electronics	25,338	[a]	421,118
Black Box	7,708		187,613
Checkpoint Systems	14,398	[a]	154,635
Cognex	17,470		643,245
Coherent	10,014		506,909
Comtech Telecommunications	9,632		244,460
CTS	14,660		155,836
Daktronics	14,113		156,231
Digi International	13,128	[a]	124,322
DTS	8,106	[a]	135,370
Electro Scientific Industries	11,200		111,440
Electronics for Imaging	19,500	[a]	370,305
FARO Technologies	6,266	[a]	223,571
FEI	16,348		906,660
Harmonic	53,499	[a]	271,240
Insight Enterprises	21,355	[a]	370,936
Intermec	21,561	[a]	212,591
Ixia	19,354	[a]	328,631
Littelfuse	9,468		584,270
Measurement Specialties	4,603	[a]	158,159
Mercury Systems	11,555	[a]	106,306
Methode Electronics	10,789		108,214
MTS Systems	7,380		375,863
NETGEAR	15,402	[a]	607,147
Newport	14,213	[a]	191,165
Oplink Communications	10,378	[a]	161,689
OSI Systems	7,248	[a]	464,162
Park Electrochemical	7,368		189,579
PC-Tel	8,368		60,250
Plexus	16,339	[a]	421,546
Procera Networks	8,172	[a]	151,591
Radisys	9,525	[a]	28,384
Rofin-Sinar Technologies	10,775	[a]	233,602

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Technology Hardware & Equipment (continued)
Rogers	5,441	[a]	270,200
ScanSource	10,093	[a]	320,655
Super Micro Computer	10,040	[a,b]	102,408
Symmetricom	21,753	[a]	125,515
Synaptics	14,694	[a,b]	440,379
SYNNEX	13,017	[a]	447,524
TTM Technologies	20,468	[a]	188,306
ViaSat	15,958	[a,b]	620,766
			15,045,615
Telecommunication Services—.6%
Atlantic Tele-Network	5,718		209,908
Cbeyond	13,103	[a]	118,451
Cincinnati Bell	76,418	[a]	418,771
General Communication, Cl. A	14,726	[a]	141,222
Lumos Networks	6,033		60,451
Neutral Tandem	17,585		45,193
NTELOS Holdings	11,339	[b]	148,654
USA Mobility	11,189		130,688
			1,273,338
Transportation—1.6%
Allegiant Travel	6,709		492,508
Arkansas Best	9,749		93,103
Forward Air	13,988		489,720
Heartland Express	19,901		260,106
Hub Group, Cl. A	14,563	[a]	489,317
Knight Transportation	22,400		327,712
Old Dominion Freight Line	30,469	[a]	1,044,477
SkyWest	20,753		258,582
			3,455,525

Common Stocks (continued)	Shares		Value ($)
Utilities—3.8%
Allete	15,018		615,438
American States Water	9,439		452,883
Avista	24,759		596,939
CH Energy Group	7,176		468,019
El Paso Electric	18,625		594,324
Laclede Group	9,500		366,795
New Jersey Resources	15,926		630,988
Northwest Natural Gas	10,922		482,752
NorthWestern	16,906		587,145
Piedmont Natural Gas	28,250	[b]	884,507
South Jersey Industries	11,855		596,662
Southwest Gas	18,360		778,648
UIL Holdings	19,996		716,057
UNS Energy	15,730		667,267
			8,438,424
Total Common Stocks
(cost $166,799,410)			216,785,474
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.03%, 3/14/13
(cost $204,988)	205,000	[d]	204,987

Other Investment—1.1%	Shares		Value ($)
Registered
Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,521,198)	2,521,198	[e]	2,521,198

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—9.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,789,808)	20,789,808 [e]	20,789,808
Total Investments (cost $190,315,404)	109.4%	240,301,467
Liabilities, Less Cash and Receivables	(9.4%)	(20,731,030)
Net Assets	100.0%	219,570,437

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$20,711,718 and the value of the collateral held by the fund was $20,789,808.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Commercial & Professional Services	4.0
Money Market Investments	10.7	Utilities	3.8
Capital Goods	10.6	Pharmaceuticals,
Real Estate	8.6	Biotech & Life Sciences	3.2
Health Care Equipment & Services	7.2	Diversified Financials	2.6
Banks	7.0	Food, Beverage & Tobacco	2.5
Software & Services	6.8	Insurance	2.2
Technology Hardware & Equipment	6.8	Transportation	1.6
Materials	6.4	Media	.7
Retailing	5.2	Food & Staples Retailing	.6
Consumer Durables & Apparel	4.6	Household & Personal Products	.6
Semiconductors &		Telecommunication Services	.6
Semiconductor Equipment	4.5	Automobiles & Components	.4
Consumer Services	4.1
Energy	4.1		109.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

December 31, 2012

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2012	($)
Financial Futures Long
Russell 2000 E-mini	38	3,217,080	March 2013	60,052

See notes to financial statements.

The Fund 29

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,711,718)—Note 1(b):
Unaffiliated issuers	167,004,398	216,990,461
Affiliated issuers	23,311,006	23,311,006
Cash		205,004
Dividends and securities lending income receivable—Note 1(b)		175,261
Receivable for futures variation margin—Note 4		81,772
Receivable for investment securities sold		30,197
		240,793,701
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		108,363
Liability for securities on loan—Note 1(b)		20,789,808
Payable for investment securities purchased		265,076
Payable for shares of Beneficial Interest redeemed		60,017
		21,223,264
Net Assets ($)		219,570,437
Composition of Net Assets ($):
Paid-in capital		171,417,951
Accumulated undistributed investment income—net		2,838,795
Accumulated net realized gain (loss) on investments		(4,732,424)
Accumulated net unrealized appreciation (depreciation)
on investments (including $60,052 net unrealized
appreciation on financial futures)		50,046,115
Net Assets ($)		219,570,437
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		16,192,381
Net Asset Value, offering and redemption price per share ($)		13.56

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,814,243
Affiliated issuers	1,877
Income from securities lending—Note 1(b)	227,910
Interest	132
Total Income	4,044,162
Expenses:
Management fee—Note 3(a)	737,928
Distribution fees—Note 3(b)	527,091
Trustees’ fees—Note 3(a,c)	5,945
Loan commitment fees—Note 2	1,945
Interest expense—Note 2	291
Total Expenses	1,273,200
Less—Trustees’ fees reimbursed by the Manager—Note 3(a)	(5,945)
Net Expenses	1,267,255
Investment Income—Net	2,776,907
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,037,138
Net realized gain (loss) on financial futures	249,039
Net Realized Gain (Loss)	3,286,177
Net unrealized appreciation (depreciation) on investments	24,228,723
Net unrealized appreciation (depreciation) on financial futures	(1,540)
Net Unrealized Appreciation (Depreciation)	24,227,183
Net Realized and Unrealized Gain (Loss) on Investments	27,513,360
Net Increase in Net Assets Resulting from Operations	30,290,267

See notes to financial statements.

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	2,776,907	982,465
Net realized gain (loss) on investments	3,286,177	8,367,077
Net unrealized appreciation
(depreciation) on investments	24,227,183	(7,804,459)
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,290,267	1,545,083
Dividends to Shareholders from ($):
Investment income—net	(958,185)	(1,073,675)
Net realized gain on investments	(7,433,736)	(429,470)
Total Dividends	(8,391,921)	(1,503,145)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	39,544,343	62,859,669
Dividends reinvested	8,391,921	1,503,145
Cost of shares redeemed	(46,693,164)	(45,699,786)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,243,100	18,663,028
Total Increase (Decrease) in Net Assets	23,141,446	18,704,966
Net Assets ($):
Beginning of Period	196,428,991	177,724,025
End of Period	219,570,437	196,428,991
Undistributed investment income—net	2,838,795	1,020,073
Capital Share Transactions (Shares):
Shares sold	3,046,484	5,252,140
Shares issued for dividends reinvested	637,200	116,073
Shares redeemed	(3,637,522)	(3,783,869)
Net Increase (Decrease) in Shares Outstanding	46,162	1,584,344

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The fund’s total returns do not refect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.17	12.20	9.75	10.36	17.64
Investment Operations:
Investment income—net[a]	.17	.07	.08	.06	.12
Net realized and unrealized
gain (loss) on investments	1.73	.01	2.43	1.42	(4.95)
Total from Investment Operations	1.90	.08	2.51	1.48	(4.83)
Distributions:
Dividends from investment income—net	(.06)	(.08)	(.06)	(.27)	(.13)
Dividends from net realized
gain on investments	(.45)	(.03)	—	(1.82)	(2.32)
Total Distributions	(.51)	(.11)	(.06)	(2.09)	(2.45)
Net asset value, end of period	13.56	12.17	12.20	9.75	10.36
Total Return (%)	15.74	.56	25.83	25.03	(30.91)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.60	.60	.60	.60
Ratio of net expenses
to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	1.32	.54	.75	.76	.85
Portfolio Turnover Rate	13.66	22.23	32.85	28.18	35.95
Net Assets, end of period ($ x 1,000)	219,570	196,429	177,724	127,172	106,831

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering four series, including the Small Cap Stock Index Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to match the performance of the Standard

& Poor’s® SmallCap 600 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	216,785,474	—	—	216,785,474
Mutual Funds	23,311,006	—	—	23,311,006
U.S. Treasury	—	204,987	—	204,987
Other Financial
Instruments:
Financial Futures††	60,052	—	—	60,052

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012, The Bank of New York Mellon earned $75,970 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	2,749,708		38,219,634	38,448,144	2,521,198		1.1

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	31,833,524		74,622,459	85,666,175	20,789,808		9.5
Total	34,583,232		112,842,093	124,114,319	23,311,006		10.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,601,375, undistributed capital gains $2,635,360 and unrealized appreciation $41,874,386.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $2,070,862 and $1,073,675 and long-term capital gains $6,321,059 and $429,470, respectively.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.

Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2012 was approximately $23,500 with a related weighted average annualized interest rate of 1.24%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the fund (excluding management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, trustees fees, fees and expenses of independent counsel to the fund and the non-interested Board members, and extraordinary expenses). In addition, the Manager has also agreed to reduce its fee in an amount equal to the fund’s allocated portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the fund. During the period ended December 31, 2012, fees reimbursed by the Manager amounted to $5,945.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing.The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2012, the fund was charged $527,091 pursuant to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $63,643 and Distribution Plan fees $45,459, which are offset against an expense reimbursement currently in effect in the amount of $739.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2012, amounted to $28,467,098 and $32,598,549, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at December 31, 2012 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2012:

Average Market Value ($)
Equity financial futures	2,629,252

At December 31, 2012, the cost of investments for federal income tax purposes was $198,427,081; accordingly, accumulated net unrealized appreciation on investments was $41,874,386, consisting of $60,402,275 gross unrealized appreciation and $18,527,889 gross unrealized depreciation.

The Fund 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2013

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2012 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.Also, the fund hereby reports $.0677 per share as a short-term capital gain distribution paid and also reports $.3846 per share as a long-term capital gain distribution paid on March 28, 2012.

The Fund 45

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Gordon J. Davis†	40,383,221		1,880,340
Nathan Leventhal†	40,484,976		1,778,585
Benaree Pratt Wiley†	40,471,151		1,792,410

† Each of the above Board Members were duly elected by shareholders at the fund’s August 3, 2012 shareholder meeting.
Nathan Leventhal and Benaree Pratt Wiley were existing Board Members previously having been elected by the fund’s
Board. In addition, Clifford L.Alexander, Jr., Joseph S. DiMartino,Whitney I. Gerard and George L. Perry continue as Board Members of the Company.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance variously was above, at and below the Performance Group median and above the Performance Universe median for all periods, ranking in the first quartile of the Performance Universe for five out of the six periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 53

OFFICERS OF THE FUND (Unaudited)

The Fund 55

NOTES

For More Information

© 2013 MBSC Securities Corporation

Dreyfus

Investment Portfolios,

Technology Growth

Portfolio

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Proxy Results
28	Information About the Renewal of the
Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Technology Growth Portfolio

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average.An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of 15.62%, and its Service shares produced a total return of 15.35%.1 The fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 18.18% and 15.99%, respectively, over the same period.2,3

Although improving economic fundamentals generally boosted stock prices in 2012, the information technology sector exceeded broader market averages due to gains among companies at the forefront of major technological trends. The fund produced lower results than the MS High Tech 35 Index, mainly due to its lack of exposure to some of the sector’s top performers.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Fundamentals Improved Amid Waning Economic Concerns

The year 2012 got off to a good start, as investors responded positively to strong corporate earnings reports, domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China.Although investor

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sentiment turned more cautious during the spring when the U.S. labor market’s rebound slowed and concerns in Europe resurfaced, stocks generally rebounded over the summer amid more encouraging economic news, including a short drop in the U.S. unemployment rate. They lost ground again in November as worries mounted over automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and signs of an improving U.S. housing market enabled equity markets to resume their rally as the year came to a close.

Although information technology stocks participated more than fully in the broader market’s gains, on average, a closer look reveals mixed results within the sector. Substantial gains among companies engaged in the secular trends of cloud computing, server virtualization, data management, and mobile computing were partly offset by weakness among companies with exposure to dwindling sales of personal computers. In addition, some wireless handset manufacturers stumbled when they proved unable to create competitive products for a rapidly changing smartphone market.

Focus on Positive Secular Trends

An emphasis on companies that we regarded as beneficiaries of positive trends in the technology industry helped bolster the fund’s performance in 2012. However, lack of exposure to some of the year’s top performers in other areas—most notably online retailer eBay and enterprise software developer SAP—dampened results compared to the MS High Tech 35 Index.

The fund achieved better results through underweighted positions in some of the sector’s weaker areas, particularly makers of personal computers and companies that contribute to the industry’s supply chain. Lack of exposure to PC-related companies such as Hewlett-Packard, Intel, and NVIDIA proved beneficial to performance. Instead, the fund focused on companies at the forefront of cloud and mobile computing. For example, despite a swoon late in the year, electronics innovator Apple gained substantial value in 2012 when it attracted more consumers to its tablets and smart-phones. Software-as-a-service specialist salesforce.com advanced as it demonstrated the value of cloud computing for customers’ sales management efforts. Software solutions provider Red Hat showed leadership in open source technologies. Internet content delivery specialist Akamai Technologies recovered from a shaky start to the year as more companies added streaming video to their online capabilities.

4

In addition to disappointments related to stocks the fund did not hold, relative performance was undermined by unfortunate timing in the purchase and sale of hard drive maker Seagate Technology. In addition, videogame producer Electronic Arts suffered after a disappointing product launch, and data integration company Informatica missed quarterly earnings targets due to problems in its European operations.

Capital Spending May Rise

While we remain concerned regarding sluggish U.S. economic growth and continued turmoil in Europe, we believe that the positive, secular technology trends that helped drive the fund’s gains over the reporting period remain intact. In addition, we expect business spending on technology to accelerate in 2013, potentially benefiting companies with productivity-enhancing products and services.We have continued to find relatively few opportunities among companies selling legacy technologies.

January 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. The technology sector has been among the most volatile sectors of the stock market.Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors. Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio Initial shares and Service shares with the Standard & Poor’s 500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index

Average Annual Total Returns as of 12/31/12
	1 Year	5 Years	10 Years
Initial shares	15.62%	5.14%	9.24%
Service shares	15.35%	4.88%	8.97%
Standard & Poor’s 500
Composite Stock Price Index	15.99%	1.66%	7.10%
Morgan Stanley High Technology 35 Index	18.18%	3.06%	9.91%

†	Source: Lipper Inc.
††	Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Technology Growth Portfolio on 12/31/02 to a $10,000 investment made in the Morgan Stanley High Technology 35
Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500
Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.26	$5.54
Ending value (after expenses)	$1,040.60	$1,039.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.22	$5.48
Ending value (after expenses)	$1,020.96	$1,019.71

† Expenses are equal to the fund’s annualized expense ratio of .83% for Initial Shares and 1.08% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—98.8%	Shares		Value ($)
Application Software—8.5%
Citrix Systems	68,360	[a]	4,494,670
Informatica	125,341	[a]	3,800,339
salesforce.com	72,140	[a]	12,126,734
			20,421,743
Communications Equipment—12.9%
Ciena	584,080	[a,b]	9,170,056
F5 Networks	74,240	[a]	7,212,416
Palo Alto Networks	100,080	[b]	5,356,282
QUALCOMM	148,730		9,224,235
			30,962,989
Computer Hardware—3.4%
Apple	15,381		8,198,534
Computer Storage & Peripherals—2.4%
SanDisk	130,230	[a]	5,672,819
Consumer Electronics—1.8%
Garmin	108,560	[b]	4,431,419
Data Processing &
Outsourced Services—4.3%
MasterCard, Cl. A	11,770		5,782,366
Paychex	144,870	[b]	4,511,252
			10,293,618
Electronic Components—5.9%
Amphenol, Cl. A	86,370		5,588,139
Xilinx	239,040		8,581,536
			14,169,675
Internet Retail—7.2%
Amazon.com	47,330	[a]	11,886,456
priceline.com	8,890	[a]	5,522,468
			17,408,924

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Internet Software & Services—15.0%
Akamai Technologies	335,720	[a]	13,734,305
Google, Cl. A	13,850	[a]	9,824,774
LinkedIn, Cl. A	107,230	[a]	12,312,149
			35,871,228
IT Consulting & Other Services—6.1%
Cognizant Technology Solutions, Cl. A	114,795	[a]	8,500,569
Teradata	99,100	[a]	6,133,299
			14,633,868
Semiconductors—21.6%
Analog Devices	241,050		10,138,563
Avago Technologies	239,940		7,596,500
Broadcom, Cl. A	255,630	[a]	8,489,472
Skyworks Solutions	375,370	[a]	7,620,011
Taiwan Semiconductor
Manufacturing, ADR	498,600		8,555,976
Texas Instruments	303,440		9,388,434
			51,788,956
Systems Software—9.7%
Oracle	282,703		9,419,664
Red Hat	113,960	[a]	6,035,322
VMware, Cl. A	82,450	[a]	7,761,843
			23,216,829
Total Common Stocks
(cost $202,542,503)			237,070,602

Other Investment—1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,054,491)	3,054,491	[c]	3,054,491

10

Investment of Cash Collateral
for Securities Loaned—6.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $15,302,500)	15,302,500 [c]	15,302,500
Total Investments (cost $220,899,494)	106.5%	255,427,593
Liabilities, Less Cash and Receivables	(6.5%)	(15,666,259)
Net Assets	100.0%	239,761,334

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$15,212,220 and the value of the collateral held by the fund was $15,302,500.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Semiconductors	21.6	IT Consulting & Other Services	6.1
Internet Software & Services	15.0	Electronic Components	5.9
Communications Equipment	12.9	Data Processing & Outsourced Services	4.3
Systems Software	9.7	Computer Hardware	3.4
Application Software	8.5	Computer Storage & Peripherals	2.4
Money Market Investments	7.7	Consumer Electronics	1.8
Internet Retail	7.2		106.5

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,212,220)—Note 1(b):
Unaffiliated issuers	202,542,503	237,070,602
Affiliated issuers	18,356,991	18,356,991
Cash		230,772
Dividends and securities lending income receivable		21,786
Prepaid expenses		63,071
		255,743,222
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		196,940
Liability for securities on loan—Note 1(b)		15,302,500
Payable for shares of Beneficial Interest redeemed		448,643
Accrued expenses		33,805
		15,981,888
Net Assets ($)		239,761,334
Composition of Net Assets ($):
Paid-in capital		221,472,529
Accumulated net realized gain (loss) on investments		(16,239,294)
Accumulated net unrealized appreciation
(depreciation) on investments		34,528,099
Net Assets ($)		239,761,334

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	79,352,805	160,408,529
Shares Outstanding	5,733,774	11,923,606
Net Asset Value Per Share ($)	13.84	13.45

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $48,324 foreign taxes withheld at source):
Unaffiliated issuers	1,956,367
Affiliated issuers	9,892
Income from securities lending—Note 1(b)	48,691
Total Income	2,014,950
Expenses:
Management fee—Note 3(a)	1,760,014
Distribution fees—Note 3(b)	379,184
Professional fees	75,361
Prospectus and shareholders’ reports	55,283
Custodian fees—Note 3(b)	17,056
Trustees’ fees and expenses—Note 3(c)	8,728
Shareholder servicing costs—Note 3(b)	3,499
Loan commitment fees—Note 2	3,187
Miscellaneous	19,656
Total Expenses	2,321,968
Less—reduction in fees due to earnings credits—Note 3(b)	(4)
Net Expenses	2,321,964
Investment (Loss)—Net	(307,014)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,160,108
Net unrealized appreciation (depreciation) on investments	16,843,108
Net Realized and Unrealized Gain (Loss) on Investments	31,003,216
Net Increase in Net Assets Resulting from Operations	30,696,202

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment (loss)—net	(307,014)	(932,927)
Net realized gain (loss) on investments	14,160,108	10,066,680
Net unrealized appreciation
(depreciation) on investments	16,843,108	(27,944,303)
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,696,202	(18,810,550)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,748,204	10,719,132
Service Shares	37,102,127	34,172,366
Cost of shares redeemed:
Initial Shares	(16,867,505)	(21,000,679)
Service Shares	(20,852,628)	(42,189,252)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	9,130,198	(18,298,433)
Total Increase (Decrease) in Net Assets	39,826,400	(37,108,983)
Net Assets ($):
Beginning of Period	199,934,934	237,043,917
End of Period	239,761,334	199,934,934
Capital Share Transactions (Shares):
Initial Shares
Shares sold	726,742	831,404
Shares redeemed	(1,253,988)	(1,643,642)
Net Increase (Decrease) in Shares Outstanding	(527,246)	(812,238)
Service Shares
Shares sold	2,804,136	2,677,951
Shares redeemed	(1,599,229)	(3,414,028)
Net Increase (Decrease) in Shares Outstanding	1,204,907	(736,077)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

			Year Ended December 31,
Initial Shares	2012		2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.97		12.98	9.99	6.37	10.83
Investment Operations:
Investment income (loss)—net[a]	.00	[b]	(.03)	(.03)	(.01)	.03
Net realized and unrealized
gain (loss) on investments	1.87		(.98)	3.02	3.67	(4.49)
Total from Investment Operations	1.87		(1.01)	2.99	3.66	(4.46)
Distributions:
Dividends from investment income—net	—		—	—	(.04)	—
Net asset value, end of period	13.84		11.97	12.98	9.99	6.37
Total Return (%)	15.62		(7.78)	29.93	57.67	(41.18)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83		.83	.81	.86	.85
Ratio of net expenses
to average net assets	.83		.83	.81	.75	.65
Ratio of net investment income
(loss) to average net assets	.03		(.25)	(.33)	(.15)	.39
Portfolio Turnover Rate	52.00		79.60	103.90	141.37	118.50
Net Assets, end of period ($ x 1,000)	79,353		74,929	91,806	73,422	45,890

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.66	12.68	9.78	6.24	10.62
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.06)	(.06)	(.03)	.01
Net realized and unrealized
gain (loss) on investments	1.82	(.96)	2.96	3.58	(4.39)
Total from Investment Operations	1.79	(1.02)	2.90	3.55	(4.38)
Distributions:
Dividends from investment income—net	—	—	—	(.01)	—
Net asset value, end of period	13.45	11.66	12.68	9.78	6.24
Total Return (%)	15.35	(8.05)	29.65	57.07	(41.24)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.08	1.06	1.11	1.10
Ratio of net expenses
to average net assets	1.08	1.08	1.06	1.00	.90
Ratio of net investment income
(loss) to average net assets	(.22)	(.50)	(.58)	(.42)	.15
Portfolio Turnover Rate	52.00	79.60	103.90	141.37	118.50
Net Assets, end of period ($ x 1,000)	160,409	125,006	145,238	107,123	54,523

a Based on average shares outstanding at each month end.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering four series, including the Technology Growth Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

18

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	220,918,126	—	—	220,918,126
Equity Securities—
Foreign
Common Stocks†	16,152,476	—	—	16,152,476
Mutual Funds	18,356,991	—	—	18,356,991

† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

20

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012, The Bank of New York Mellon earned $16,230 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2011 ($)	Purchases ($)	Sales ($)	12/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	4,277,772	89,950,892	91,174,173	3,054,491	1.3
Dreyfus
Institutional
Cash
Advantage
Fund	66,944	123,159,628	107,924,072	15,302,500	6.4
Total	4,344,716	213,110,520	199,098,245	18,356,991	7.7

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $14,517,369 and unrealized appreciation $33,048,910. In addition, the fund had $242,736 of capital losses realized after October 31, 2012, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses

22

incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

During the period ended December 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $307,014 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2012, the fund did not borrow under the Facilities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2012, Service shares were charged $379,184 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $616 for transfer agency services and $19 for cash management services. Cash management fees were partially offset by earnings credits of $2.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During

24

the period ended December 31, 2012, the fund was charged $17,056 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $44 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $151,894, Distribution Plan fees $33,899, custodian fees $7,000, Chief Compliance Officer fees $3,981 and transfer agency fees $166.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2012, amounted to $127,239,868 and $116,799,483, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was $222,378,683; accordingly, accumulated net unrealized appreciation on investments was $33,048,910, consisting of $39,598,549 gross unrealized appreciation and $6,549,639 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2013

26

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Gordon J. Davis†	40,383,221		1,880,340
Nathan Leventhal†	40,484,976		1,778,585
Benaree Pratt Wiley†	40,471,151		1,792,410

† Each of the above Board Members were duly elected by shareholders at the fund’s August 3, 2012 shareholder meeting. Nathan Leventhal and Benaree Pratt Wiley were existing Board Members previously having been elected by the fund’s Board. In addition, Clifford L.Alexander, Jr., Joseph S. DiMartino,Whitney I. Gerard and George L.
Perry continue as Board Members of the Company.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’

28

extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was generally at or above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

noted that, with respect to Initial shares, the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians. The Board noted that, with respect to Service shares, the fund’s actual total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

30

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

32

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

34

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

36

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $122,048 in 2011 and $123,428 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $62,774 in 2011 and $36,431 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,033 in 2011 and $13,336 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $208 in 2011 and $12 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,812,128 in 2011 and $49,204,697 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and                         Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 12, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 12, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	February 12, 2013

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]